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REAL ESTATE

MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, David D. Spotts, as Executive Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.        A review of the Servicer’s activities during the calendar year 2024 (the “Reporting Period”) and of its performance under the Servicing Agreement has been made under the undersigned officer’s supervision; and

2.        To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the Reporting Period.

Dated: February 22, 2025

Midland Loan Services, a division of

PNC Bank, National Association

/s/ David D. Spotts

David D. Spotts

Executive Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

Schedule I

Wells Fargo, N.A. - Depositor

Recipient Role	Deal Name	Series Number	PNC Role
Depositor	BANK 2024-BNK47	Series 2024-BNK47	Primary Servicer

Master Servicer of the Woodfield Mall loan under the BMO 2023-C7 PSA and of the 1812 North Moore loan under the Benchmark 2024-V7 PSA.

Depositor                                                                BANK5 2023-5YR1                                                                                                               Series 2023-5YR1                                                                                                   None

Master Servicer on the Brandywine Strategic Office Portfolio loan and the 575 Broadway loan under the FIVE 2023-V1 PSA.

Master Servicer on the Green Acres loan under the BMARK 2023-V2 PSA.

Depositor                                                                MSWF Commercial Mortgage Trust 2023-2                                                                         Series 2023-2                                                                                                          None

Master Servicer on the Fashion Valley Mall loan under the BMARK 2023-B40 PSA and on the Philadelphia Marriott Downtown loan under the BBCMS 2023-5C23 PSA.

Master Servicer on the Rhino Retail Portfolio 2 loan under the BBCMS 2023-C21 PSA and on the RTL Retail Portfolio loan under the BBCMS 2023-C22 PSA.

Depositor                                                                WFCM 2024-C63                                                                                                                   Series 2024-C63                                                                                                     None

Master Servicer of the 680 Madison Avenue loan under the BMO 2024-C9 PSA.

Depositor Depositor Depositor	Wells Fargo Commercial Mortgage Securities, Inc. Wells Fargo Commercial Mortgage Securities, Inc. Wells Fargo Commercial Mortgage Securities, Inc.	Series 2010-C1 Series 2011-C2 Series 2011-C3	Special Servicer Special Servicer Special Servicer
Depositor	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2011-C4	Special Servicer
Fox River Mall and Eastgate Mall only
Depositor	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2011-C5	Special Servicer
Depositor	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2012-C6	Special Servicer
Depositor	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2012-C10	Special Servicer
Depositor	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2014-LC14	None
Depositor	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2014-C22	None
Master Servicer of the Stamford Plaza Portfolio loan under the GSMS 2014-GC24 PSA.
Depositor	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2013-UBS1	None
Depositor	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2015-C26	Special Servicer
Depositor	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2015-LC20	None
Master Servicer of the 3 Columbus Circle loan under the COMM 2015-CCRE23 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2015-NXS1                                                                                                   None

Special Servicer of the Eastgate One Phases I-VII & XII and the Eastgate Two Phases VIII-X loans under the WFCMT 2015-C28 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2015-C28                                                                                                      Special Servicer

Master and Special Servicer of the Commerce Point I & II loan under the CGCMT 2015-GC29 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2015-C29                                                                                                      Special Servicer

Special Servicer of The Brickyard Square loan under the WFCMT 2015-C28 PSA.

Depositor One Court Square loan only.	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2015-NXS3	Special Servicer
Depositor	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2015-C31	Special Servicer
Depositor	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2015-NXS4	None

Special Servicer of the One Court Square loan under the WFCMT 2015-NXS3 PSA.

Special Servicer of the City Place I loan under the WFCMT 2015-C31 PSA

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2015-P2                                                                                                        None

Master Servicer of the Harbor Pointe Apartments, the Anchorage Marriott Downtown and the JW Marriott Santa Monica Le Merigot loans under the CGCMT 2015-GC35 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2016-NXS5                                                                                                  None

Special Servicer of the One Court Square loan under the WFCMT 2015-NXS3 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2016-LC24                                                                                                   Special Servicer

Master Servicer of the Hilton Garden Inn Athens Downtown loan under the CGCMT 2016-C2 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2016-NXS6                                                                                                  None

Master Servicer of the Plaza Mexico - Los Angeles loan under the MSC 2016-UBS11 PSA.

Master Servicer of The Falls loan under the MSC 2016-UBS12 PSA

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2016-C36                                                                                                      None

Special Servicer of the Central Park Retail and One & Two Corporate Plaza loans under the WFCM 2016-LC24 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2016-LC25                                                                                                    None

Special Servicer on the Rio West Business Park loan under the BACM 2017-BNK3 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2016-C37                                                                                                       None

Master Servicer of the 80 Park Plaza loan under the CGCMT 2016-C3 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2017-RB1                                                                                                      None

Special Servicer of The Summit Birmingham loan under the BACM 2017-BNK3 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              BANK 2017-BNK4                                                                                                 None

Master and Special Servicer on the Pentagon Center loan under the GSMS 2017-GS6 PSA.

Special Servicer on The Summit Birmingham and JW Marriott Desert Springs loans under the BACM 2017-BNK3 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                             Series 2017-C38                                                                                                       None

Master Servicer on the iStar Leased Fee Portfolio loan under the MSC 2017-H1 PSA.

Master and Special Servicer on the Starwood Capital Group Hotel Portfolio loan under the DBJPM 2017-C6 PSA.

Special Servicer on the 2851 Junction loan under the BANK 2017-BNK6 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                             Series 2017-C39                                                                                                       None

Master and Special Servicer on the Starwood Capital Group Hotel Portfolio loan under the DBJPM 2017-C6 PSA.

Master Servicer on the iStar Leased Fee Portfolio and Yeshiva University Portfolio loans under the MS 2017-H1 PSA.

Special Servicer on the Marble Hall Gardens loan under the CSAIL 2017-C8 PSA.

Depositor	Wells Fargo Commercial Mortgage Securities, Inc.	BANK 2017-BNK7	None

Master and Special Servicer on the Moffett Place B4 loan under the JPMDB 2017-C7 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2017-C40                                                                                                      None

Master and Special Servicer on the Starwood Capital Group Hotel Portfolio loan under the DBJPM 2017-C6 PSA.

Master Servicer on the Magnolia Hotel Denver and iStar Leased Fee Portfolio loans under the MSC 2017-H1 PSA.

Master and Special Servicer of the Atrisco Plaza Shopping Center loan under the UBS 2017-C5 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                             Series 2017-C41                                                                                                       None

Master and Special Servicer on the Marriott LAX loan under the CGCMT 2017-C4 PSA.

Special Servicer on the US Industrial Portfolio III loan under the BANK 2017-BNK8 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                            Series 2017-C42                                                                                                        None

Special Servicer of the Bass Pro & Cabela’s Portfolio loan under the GSMS 2017-GS8 PSA.

Special Servicer on the Moffett Towers II - Building 2 loan under the WFCMT 2018-C43 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                             BANK 2018-BNK10                                                                                               None

Primary Servicer on the Extra Space Self Storage Portfolio under the MS 2017-HR2 PSA.

Special Servicer on the Moffett Towers II - Building 2 loan under the WFCMT 2018-C43 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                             Series 2018-C43                                                                                                       Master and Special Servicer

Master and Special Servicer on the Houston Distribution Center loan under the UBS 2018-C8 PSA.

Master Servicer on The SoCal Portfolio loan under the CGCMT 2018-B2 PSA.

Special Servicer on the Airport Business Center loan under the BANK 2018-BNK11 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                             Series 2018-C44                                                                                                       None

Special Servicer on the Airport Business Center loan under the BANK 2018-BNK11 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                             Series 2018-C45                                                                                                       None

Special Servicer on the Cool Springs Galleria loan under the BANK 2018-BNK12 PSA.

Master Servicer on the Flats at East Bank loan under the CGCMT 2018-C5 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              BANK 2018-BNK13                                                                                               None

Special Servicer on the Cool Springs Galleria loan under the BANK 2018-BNK12 PSA.

Master and Special Servicer on the Plaza Frontenac loan under the MSC 2018-L1 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                               Series 2018-C46                                                                                                      None

Master Servicer on the Torrance Technology Campus loan under the UBS 2018-C11 PSA.

Special Servicer on the Moffett Towers II - Building 1 loan under the Benchmark 2018-B6 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2018-C47                                                                                                       Special Servicer

Special Servicer on the Holiday Inn FiDi loan under the CGCMT 2018-C6 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2018-C48                                                                                                      None

Special Servicer on the Starwood Hotel Portfolio and Virginia Beach Hotel Portfolio loans under the WFCM 2018-C47 PSA

Depositor	Wells Fargo Commercial Mortgage Securities Inc.	BANK 2019-BNK16	None

Master Servicer on the Penske Distribution Center loan under the MSC 2018-H4 PSA.

Depositor                                                                Wells Fargo Commercial Mortgage Securities, Inc.                                                              Series 2019-C49                                                                                                      Special Servicer

Master and Special Servicer on the Dominion Tower loan under the UBS 2019-C16 PSA.

Depositor                                                                Wells 2019-C50                                                                                                                      Series 2019-C50                                                                                                      Primary Servicer

Master and Special Servicer on The Colonnade Office Complex loan and the Great Value Storage Portfolio loan, both under the UBS 2019-C16 PSA

Master and Special Servicer on the Inland Devon Self Storage Portfolio, The Block Northway and the Wolverine Portfolio loans under the BBCMS 2019-C3 PSA

Depositor                                                                Wells 2019-C51                                                                                                                      Series 2019-C51                                                                                                       None

Master and Special Servicer on the Patuxent Crossing loan and the Wolverine Portfolio loan under the BBCMS 2019-C3 PSA, and the CIRE Equity Retail & Industrial Portfolio loan under the BMARK 2019-B12 PSA.

Depositor                                                                Wells 2019-BNK19                                                                                                                Series 2019-BNK19                                                                                                None

Master Servicer on the Waterford Lakes Town Center loan under the GSMS 2019-GC39 PSA and the Grand Canal Shoppes loan under the MSC 2019-H7 PSA.

Special Servicer on the Eleven Seventeen Perimeter and Polo Towne Crossing SC loans under the Bank 2019-BNK20 PSA

Depositor                                                                Wells 2019-C52                                                                                                                      Series 2019-C52                                                                                                      None

Master Servicer on the SoCal Retail Portfolio loan and the Embassy Suites at Centennial Olympic Park loans, both under the MSC 2019-H7 PSA.

Depositor                                                                BANK 2019-BNK22                                                                                                              Series 2019-BNK22                                                                                                None

Master servicer of the Storage Post Portfolio loan under the BANK 2019-BNK21 PSA

Depositor                                                                WFCM 2019-C53                                                                                                                   Series 2019-C53                                                                                                      Special Servicer

Depositor                                                                WELLS FARGO COMMERCIAL MORTGAGE TRUST 2019-C54                                  Series 2019-C54                                                                                                     None

Special Servicer on The Tower at Burbank loan under the Bank 2019-BNK20 PSA and the Planet Self Storage Portfolio loan under the WFCM 2019-C53 PSA

Master Servicer on the Washington Avenue Portfolio loan under the GSMS 2019-GSA1 PSA

Master and Special Servicer on the CIRE Equity Retail & Industrial Portfolio loan under the BMARK 2019-B12 PSA.

Depositor                                                                Wells Fargo 2020-C55                                                                                                           Series 2020-C55                                                                                                       None

Master and Special Servicer on the F5 Tower loan, the Exchange Right Net Leased Portfolio #31 loan, and the Exchange on Erwin loan, all under the BBCMS 2020-C6 PSA

Master and Special Servicer on the Kings Plaza loan under the BMARK 2020-B17 PSA

Depositor                                                                Wells Fargo Commercial Mortgage Trust 2020-SOP                                                            Series 2020-SOP                                                                                                      Special Servicer

Depositor                                                                BANK 2020-BNK25                                                                                                              Series 2020-BNK25                                                                                                 None

Master and Special Servicer on the Kings Plaza loan under the Benchmark 2020-B17 PSA.

Special Servicer on the 1412 Broadway loan under the BANK 2019-BNK24 PSA.

Master Servicer on the 560 Mission Street loan under the Benchmark 2020-B16 PSA.

Depositor                                                                WFCM 2020-C56                                                                                                                   Series 2020-C56                                                                                                    Special Servicer

Master Servicer on the KPMG Plaza at Hall Arts loan under CSAIL 2020-C19 PSA and University Village loan under CSMC 2019-UVIL TSA.

Special Servicer of the HPE Campus loan under the MSC 2020-HR8 PSA

Depositor	WFCM 2020-C57	Series 2020-C57	Special Servicer

Special Servicer on The Grid loan under the WFCM 2020-C56 PSA.

Depositor                                                                WFCM Trust 2020-C58                                                                                                         Series 2020-C58                                                                                                     None

Special Servicer on the HPE Campus loan under the MSC 2020-HR8 PSA.

Master Servicer and Special Servicer on the McClellan Park loan under the Benchmark 2020-B21 PSA.

Depositor                                                                One New York Plaza Trust 2020-1NYP                                                                                Series 2020-1NYP                                                                                                 Special Servicer

Depositor                                                                BX 2021-IRON                                                                                                                      Series 2021-IRON                                                                                                  Special Servicer

Depositor                                                                GS Mortgage Securities Corporation Trust 2021-RENT                                                       Series 2021-RENT                                                                                                 Servicer and Special Servicer

Depositor                                                                WELLS FARGO CMT 2021-C59                                                                                         Series 2021-C59                                                                                                      None

Master Servicer on the Phoenix Industrial Portfolio V loan under the GSM 2020-GSA2 PSA

Master and Special Servicer on the Crescent Gateway loan under the BBCMS 2021-C9 PSA

Depositor                                                                WFCM 2021-C60                                                                                                                   Series 2021-C60                                                                                                     Special Servicer

Master and Special Servicer on The Westchester loan under the CSMC 2020-WEST TSA.

Special Servicer on the 122nd Street Portfolio loan under the WFCM 2020-C57 PSA.

Depositor                                                                BANK 2021-BNK37                                                                                                              Series 2021-BNK37                                                                                                 None

Special Servicer on the One SoHo Square loan under the SOHO 2021-SOHO TSA

Depositor                                                                WFCM 2021-C61                                                                                                                   Series 2021-C61                                                                                                       None

Master Servicer on the TLR Portfolio Loan under the BMARK 2021-B31 PSA and on the Meadowood Mall Loan under the 3650R 2022-PF2 PSA.

Depositor                                                                WFCM 2022-C62                                                                                                                   Series 2022-C62                                                                                                       None

Master Servicer and Special Servicer on The Hallmark loan under the BBCMS 2022-C14 PSA.

Depositor                                                                BANK 2022-BNK43                                                                                                              Series 2022-BNK43                                                                                                 None

Master Servicer on the Constitution Center loan under the MSC 2022-L8 PSA and Master Servicer on the 79 Fifth Avenue loan under the CGCMT 2022-GC48 PSA.

Master Servicer and Special Servicer on the One Campus Martius loan under the BMARK 2022-B36 PSA.

Depositor                                                                BANK 2023-BNK46                                                                                                              Series 2023-BNK46                                                                                                  Primary Servicer

Master Servicer on the Fashion Valley Mall loan under the BMARK 2023-B40 PSA, and on the Soho Beach House Miami loan and the Seagate Campus loan under the BMARK 2023-B39 PSA

Master Servicer on the Cumberland Mall loan under the BMARK 2023-V2 PSA

Depositor                                                                BANK5 2023-5YR4                                                                                                               Series 2023-5YR4                                                                                               Primary Servicer

Master Servicer of the Merit Hill Self Storage loan under the BMARK 2023-V4 PSA and of the Philadelphia Marriott Downtown loan under the BBCMS 2023-5C23 PSA.

Primary Servicer of the 1825 K Street NW loan under the BANK 2023-BNK46 PSA.

Depositor                                                                BX 2024-KING                                                                                                                      Series 2024-KING                                                                                                     Special Servicer

Depositor                                                                BANK5 2024-5YR10                                                                                                             Series 2024-5YR10                                                                                                   Primary Servicer

Master Servicer of the Culver Collection and the Bronx Terminal Market loans under the BMARK 2024-V10 PSA.

Primary Servicer and Special Servicer of the Baybrook Mall and the The Piazza loans under the BANK5 2024-5YR9 PSA.

Depositor	WFCM 2024-GRP	Series 2024-GRP	Special Servicer
Depositor	WFCM 2024-5C2	Series 2024-5C2	None

Master Servicer on the Moffett Towers Building D loan under the BMARK 2024-V10 PSA and Master Servicer on the Queens Center loan under the BBCMS 2024-5C31 PSA.

Primary Servicer of the Bay Plaza Community Center loan, the International Plaza II loan and the 175 Remsen Street loan under the BANK5 2024-5YR10 PSA.

Depositor                                                                BX 2024-VLT5                                                                                                                      Series 2024-VLT5                                                                                                    Servicer